                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                                     DCX, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                      DCX, Inc.

                             3002 North State Highway 83
                                 Franktown, CO 80116

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         To be held June 7, 1996 at 2:00 p.m.

                                  ----------------

TO THE SHAREHOLDERS OF DCX, INC.:

    PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of DCX, INC. will be held at 2:00 p.m. on the seventh day of June, 1996 at the offices of DCX, INC. at 3002 North State Highway 83, Franktown, Colorado 80116, for the following purposes:

    1.  To elect a board of four directors to serve for the ensuing year.

    2. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on April 30, 1996, are entitled to notice of and to vote at the meeting or at any adjournment or adjournments thereof. The proxies are being solicited by the Board of Directors of the Company.

    Shareholders are cordially invited to attend the meeting. Please specify your choices on the enclosed Proxy, then date, sign, and return it in the enclosed envelope. If you attend the meeting, you may revoke the Proxy and vote your shares in person.

    A copy of the 1995 Annual Report to Shareholders is enclosed.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       By: _______________________________
                                           Frederick G. Beisser, Secretary

Dated: May 4, 1996

                                   PROXY STATEMENT

                                       --------

                            ANNUAL MEETING OF SHAREHOLDERS
                                     JUNE 7, 1996

                                 GENERAL INFORMATION

This Proxy Statement is furnished to the shareholders of DCX, INC. (the "Company"), a Colorado corporation, by order of its Board of Directors, in connection with the solicitation of Proxies for the Annual Meeting of Shareholders of the Company. The meeting will be held at 2:00 p.m. on the seventh day of June, 1996 at the offices of DCX, INC., 3002 North State Highway 83, Franktown, Colorado 80116, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.


THIS SOLICITATION IS MADE BY THE BOARD OF DIRECTORS OF THE COMPANY. It is expected that this Proxy Statement will first be sent to shareholders on or about May 5, 1996. This Proxy Statement is being mailed in conjunction with the mailing of the Annual Report. Solicitation expenses will be paid by the Company.


RECEIPT, VOTING AND REVOCATION OF PROXIES:

All Proxies that are properly executed and received at or before the meeting will be voted at the meeting. If a shareholder specifies how the Proxy is to be voted on any business to come before the meeting, it will be voted in accordance with such specification. If no specification is made, it will be voted for the election of the four nominees for directors named. Management knows of no other matters to come before the meeting. If any other matters are properly brought before the meeting, all Proxies will be voted in accordance with the judgement of the person or persons voting them.

Any Proxy may be revoked by a shareholder by any of the following: 1) a later dated and executed Proxy properly delivered to the Secretary of the Company before the Proxy has been voted; 2) a written notice of revocation delivered to Secretary of the Company before the close of business on the day before the meeting at 3002 North State Highway 83, Franktown, Colorado 80116; or 3) by appearing in person at the meeting and revoking the Proxy before the Proxy has been voted.


RECORD DATE, SHARES OUTSTANDING, VOTING RIGHTS:

Only shareholders of record at the close of business on April 30, 1996 will be entitled to vote at the meeting. As of April 30, 1996, there were issued and outstanding 4,326,345 shares of Common Stock, no par value. Each share is entitled to one vote on all matters submitted to the shareholders. The shareholders do not have cumulative voting rights in the election of directors.

One-third of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at any shareholder's meeting. A simple majority vote of the shares represented at the meeting and entitled to vote is necessary to approve any such matters.


            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Percentages of shares held by officers and directors of the Company, as well as those parties owning more than five (5) percent of the Company's common stock, as of the date of this proxy statement, are as follows:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS:

Because the Company has not received copies of Rule 13d-1 filings under the Exchange Act, and based on certain other information available, the Company believes there are no parties other than management owning more than five percent of the common stock of the Company.

SECURITY OWNERSHIP OF MANAGEMENT:


- --------------------------------------------------------------------------------------------
    TITLE OF       NAME OF BENEFICIAL               AMOUNT & NATURE OF          PERCENT
     CLASS         OWNER (1)                       BENEFICIAL OWNERSHIP(2)    OF CLASS(3)
- --------------------------------------------------------------------------------------------
    Common    John G. and Elva M. Anderson         511,400 Sole                  11.8
              Mr. Anderson is the Chairman.        Voting Power

              Jeanne M. Anderson (*)
    Common    President & Chief Executive          114,000 Sole                  2.6
              Officer and Director.                Voting Power

    Common    Frederick G. Beisser                 9,400 Sole                      @
              Chief Financial Officer, Secretary   Voting Power
              and Treasurer and Director

    Common    Stephen Carreker                     none                           -0-
              Director

    Common    Wayne A. Wilson                     108,000 Sole                   2.5
              VP Technical Operations             Voting Power

    Common    William A. Walters (#)              25,000 Sole                      @
              VP Manufacturing                    Voting Power

- --------------------------------------------------------------------------------------------

              All Directors and Officers
              as a group (6 persons)              767,800                       17.7


NOTES:   *  Ms. Jeanne Anderson is the daughter of Mr. John G. Anderson.

         #  Mr. William A. Walters is the brother-in-law of Mr. John G.
            Anderson.

         @ The number of shares constitutes less than one percent of outstanding shares.

         (1) The address for each of the directors of the company is "In Care Of DCX, Inc., P.O. Box 569, Franktown, CO 80116-0569.

         (2) The number of shares beneficially owned does NOT include 355,000 shares which may be acquired under Non Qualified Stock Options held by Officers and Directors of the Company. Such shares and management personnel holding them are: Mr. Anderson, 50,000 shares; Ms. Anderson, 125,000; Mr. Beisser, 60,000 shares; Mr. Wilson, 60,000 shares; and Mr. Walters, 60,000 shares.

         (3) If the options denoted, above, were exercised, Directors and Officers would have the following percentages of outstanding common stock: Mr. Anderson, 12.0 percent; Ms. Anderson, 5.1 percent; Mr. Beisser, 1.6 percent; Mr. Wilson,
         3.6 percent; Mr. Walters, 1.8 percent; and as a group, 24.0 percent.

                         MATTERS FOR SHAREHOLDER VOTE

                           1. ELECTION OF DIRECTORS


THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION AS DIRECTORS OF THE FOUR NOMINEES LISTED BELOW. DIRECTORS HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS (PRESENTLY SCHEDULED FOR JUNE 7, 1996) AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED OR UNTIL THEIR EARLIER DEATH, RESIGNATION OR REMOVAL. The Articles of Incorporation, as amended, provide for a Board of Directors of not less than three and no more than seven. At present, the number of Directors of the Company has been set at four by the Company's Board of Directors. Each member of the present Board of Directors has been nominated for reelection. The election of directors requires the affirmative vote of a majority of all shares represented at the annual meeting and entitled to vote in person or by Proxy. If at the time of the Meeting any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.


                                                                    DIRECTOR
         NAME                    AGE    POSITION                     SINCE
         ----                    ---    --------                    --------

         John G. Anderson         66    Chairman of the                1981
                                        Board of Directors


         Jeanne M. Anderson       44   President, CEO                  1987
                                       and Director


         Frederick G. Beisser     53   Chief Financial Officer         1991
                                       Secretary, Treasurer
                                       and Director

         Stephen Carreker         46   Director of GIS Activities      1995
                                       Director

The Board of Directors met nine times during the 1995 fiscal year; no director participated in fewer than 75 percent of the meetings occurring during his term. Mr. Wilson, who served as director since March, 1991, resigned from his position as a director on February 1, 1996; he did not express any disagreement with policies of the Company. The Company does not have any standing audit, nominating or compensation committees. See family relationships noted under Security Ownership of Certain Beneficial Owners and Management, above.


BIOGRAPHICAL SKETCH OF NOMINEES AND EXECUTIVE OFFICERS:

MR. JOHN G. ANDERSON has served as Chairman of the Company's Board of Directors since its inception in December of 1981, except for a brief retirement from October, 1989, to February, 1990. On October 1, 1991, he retired from the position of President and CEO which he had also held since 1981. Prior to founding the Company, Mr. Anderson was employed from 1969-1981 as General Manager, Manufacturing Operations, of OEA, Inc. From 1959-1969, Mr. Anderson was associated with Martin Marietta Corporation, as a procurement engineer. From 1956-1959, he was a Project Engineer for Hallamore Electronics, Co. Mr. Anderson holds a Bachelor of Science Degree in Electrical Engineering from Pacific States University.

MS. JEANNE M. ANDERSON has been with DCX, Inc. since its inception and serves as President and Chief Executive Officer. She was elected to that position effective October 1, 1991, and has been a Director of the Company since 1987. She was Secretary of the Corporation from October, 1990, until she became President and also served as General Manager from March of 1990. Prior to her employment with DCX, Ms. Anderson was a Medical Technician for Bonfils Blood Bank in Denver, Colorado. Ms. Anderson holds an Associate of Science Degree in Medical Technology from Arapahoe Community College, Littleton, CO and has completed additional studies in psychology at the University of Colorado.

MR. FREDERICK G. BEISSER joined the Company as Chief Financial Officer in July, 1990. He was appointed to the Board of Directors in March, 1991, at which time he became Treasurer. He was subsequently appointed Secretary on October 1, 1991. Mr. Beisser is a Colorado Certified Public Accountant. Previously he was Controller, Budget & Cost Analysis, for the Air Force Accounting & Finance Center in Denver, Colorado, from 1985 to 1989. Prior to that he held budget management positions in Europe, and various controller and accounting positions in the United States and abroad with the Air Force. Retired with the rank of Major in 1989, he holds an MBA from Golden Gate University in San Francisco and a BS in Business Administration from the University of Southern Colorado at Pueblo, Colorado. In addition he has diplomas from the Air War College and the Air Command & Staff College.

MR. STEPHEN CARREKER became a director of the Company on December 12, 1995. He is Director of GIS Activities and has been employed by the Company since September, 1994. Prior to that he was manager of the geographic information systems department of IDS/IBM Manama, Bahrain; Vice President, Geonex Corporation, Inc. and GIS Project Manager for Gwinnet County, Georgia. Mr. Carreker has over 20 years of domestic and international GIS experience. He holds a Bachelor of Landscape Architecture from the University of Georgia and is a Georgia licensed landscape architect.

MR. WILLIAM A. WALTERS, 56, has served as Vice President since inception of the Company and served as General Manager from September, 1993, through January, 1996. From 1962 to 1981 he was in the construction industry as the founder and owner of Walters Construction Company. Prior to that, from 1959 to 1962, he was an expeditor for Autonetics in their electronic operation of Minuteman Missiles. Mr. Walters holds an Associate of Arts Degree in Electronics from Cerritos College.

MR. WAYNE A. WILSON, 50, the Company's Vice President - Technical Operations has been with the Company since inception. He has served as a director from 1986 to 1989 and from March, 1991, to the February 1, 1996. He heads engineering functions as well as quality assurance. Prior to DCX, Inc. he was a test supervisor with OEA, Inc. from 1971 to 1981, responsible for electrical, mechanical and ordnance device testing. Mr. Wilson holds a Bachelor of Science Degree in Mechanical Engineering from Colorado State University.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Based solely upon a review of Forms 3, 4, and 5 submitted to the Company during and with respect to its most recent fiscal year, the Company believes all directors, officers and any beneficial owner of more than 10 percent of its registered shares are in compliance with Section 16(a) of the Exchange Act.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information concerning the cash compensation paid and accrued by the Company for services rendered during the fiscal year ending September 30, 1995, to the CEO and to other executive officers of the Company whose aggregate compensation exceeded $100,000:

                              SUMMARY COMPENSATION TABLE


                   ANNUAL COMPENSATION                        LONG TERM COMPENSATION AWARDS
             ------------------------------------------    ------------------------------------
   NAME
   AND                                     OTHER           RESTRICTED     STOCK       ALL OTHER
 PRINCIPAL                                 ANNUAL COMP-    STOCK          OPTIONS      COMPEN-
 POSITION    YEAR   SALARY ($)   BONUS     ENSATION        AWARDS           (#)       SATION ($)*
 --------    ----   ---------    -----     -----------     ----------     -------     -----------
Jeanne M.    1995    $116,018                -                             75,000       $1,740
Anderson     1994     117,518                -                                           1,624
President    1993     113,018                -                                           1,200
& CEO


   * Amounts of All Other Compensation represent employer contribution under the Company's 401K Retirement Savings Plan.

   For a description of the stock options, see the note to the following table.

                      OPTION GRANTS IN LAST FISCAL YEAR

                                         INDIVIDUAL GRANTS

                   NUMBER OF           % OF
                   SECURITIES          TOTAL OPTIONS
                   UNDERLYING          GRANTED TO
                   OPTIONS             EMPLOYEES IN        EXERCISE OR BASE
NAME               GRANTED (#)         FISCAL YEAR         PRICE ($/SH)        EXPIRATION DATE
- ----               -----------         -------------       ----------------    ---------------
Jeanne M.
Anderson            75,000                17%                 $ 23/32           April 18, 2000


                          FISCAL YEAR-END OPTION/SAR VALUES

                                                       NUMBER OF          VALUE OF
                                                       UNEXERCISED        UNEXERCISED
                                                       STOCK OPTIONS      IN-THE-MONEY
                                                       AT FY-END (#)      STOCK OPTIONS
                                                                          AT FY-END ($)

                   SHARES ACQUIRED    VALUE            EXERCISABLE/       EXERCISABLE/
    NAME           ON EXERCISE (#)    REALIZED ($)     UNEXERCISABLE      UNEXERCISABLE
    ----           --------------     ------------     -------------      -------------
Jeanne M.
Anderson,                                              125,000/0(&)       $75,000/81,250
President & CEO


     (&) Options for 50,000 shares of DCX common stock were granted under the Company's 1991 Stock Option Plan on May 15, 1992 at a price of $1-7/32; additional options for 75,000 shares were granted on April 19, 1995 under the 1991 Plan at $ 23/32. Both grants were at fair market value; no options have been exercised to date.

The Company does not have a long term incentive plan or a defined benefit or actuarial form of pension plan.

COMPENSATION OF DIRECTORS

Directors who are employees of the Company do not receive any additional compensation above their full time employment compensation. Non-employee directors are reimbursed for expenses incurred in carrying out their duties; during the fiscal year the Company did not have a standard compensation arrangement other than reimbursement of actual expenses for non-employee directors. Mr. Anderson, a non-employee director, received $10,000.00 for his services as a director during fiscal year 1995.

                              2. OTHER BUSINESS

AS OF THE DATE OF THIS PROXY STATEMENT, MANAGEMENT OF THE COMPANY WAS NOT AWARE OF ANY OTHER MATTER TO BE PRESENTED AT THE MEETING OTHER THAN AS SET FORTH HEREIN. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, IT IS THE INTENTION OF THE BOARD OF DIRECTORS TO VOTE PURSUANT TO THE PROXIES IN ACCORDANCE WITH THEIR JUDGEMENT IN SUCH MATTERS.

                                 OTHER MATTERS

                         CERTIFIED PUBLIC ACCOUNTANTS

CURRENT YEAR ACCOUNTANTS. The firm of BDO Seidman, Certified Public Accountants, audited the financial statements of the Company for the period ended September 30, 1995, and has been selected to serve in such capacity for the current fiscal year. They will also provide such other services as may be necessary. BDO Seidman is expected to be present at the annual meeting and will have the opportunity to make a statement and to respond to appropriate questions.

SECOND PRIOR YEAR ACCOUNTANTS. The firm of Wenner, Silvestain & Co. audited the financial statements of the Company for the period ended September 30, 1993; they are not expected to be present at the meeting.

CHANGE IN ACCOUNTANTS. Effective October 11, 1994, the Company's certifying accountants, Wenner, Silvestain & Co. ("Wenner") resigned as reported on Form 8-K at that time. Wenner's report on the Company's financial statements during the two most recent fiscal years and all subsequent interim periods preceding that date contained no adverse opinion or disclaimer of opinions; it was qualified as to uncertainty of the pending outcome of the Company's appeal of certain terminated Government contracts; and was not qualified as to audit scope or accounting principles. There were no disagreements between Wenner and the Company during those periods on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Wenner, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports. Nor were there any of the "reportable events" described in Item 304(a)(l)(ii) of Regulation S-K with respect to the Company during those periods.

Effective October 12, 1994, the Company engaged the firm of BDO Seidman ("BDO") as its principal accountants. The decision to change certifying accountants was approved by the Company's Board of Directors. The Company did not consult BDO regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K during the periods noted above.

As required by Item 304 of Regulation S-K, Wenner furnished to the Company a letter addressed to the Securities and Exchange Commission stating that it agreed with the statement made by the Company in the related Form 8-K.

                          PROPOSALS BY SHAREHOLDERS

Proposals by Shareholders of the Company to be presented at the Annual Meeting of Shareholders to be held June 6, 1997, must be received by the Board of Directors of the Company no later than December 30, 1996 to be considered for inclusion in the Company's proxy statement and proxy for that meeting.


                                       BY ORDER OF THE BOARD OF DIRECTORS



                                           By: ______________________________
                                               Frederick G. Beisser, Secretary


Franktown, Colorado
May 4, 1996

                      SAMPLE PROXY FOR DCX, INC.



                        (FRONT SIDE OF PROXY)

- -------------------------------------------------------------------------------

           P.O. Box 569
           3002 North State Highway 83
           Franktown, Colorado 80116-0569

The undersigned acknowledges receipt of the Notice and Proxy Statement dated May 4, 1996, and hereby appoints the Board of Directors of DCX, INC. with full power of substitution to represent the undersigned and to vote all shares of the Common Stock of DCX, INC., which the undersigned is entitled to vote, as indicated on this Proxy at the Meeting of Shareholders of DCX, INC. to be held on the seventh day of June, 1996, at DCX, INC., 3002 North State Highway 83, Franktown, CO 80116, and any adjournment thereof.

1.  ELECTION OF DIRECTORS:  [ ] FOR all nominees listed below (EXCEPT  [ ] WITHHOLD AUTHORITY to vote
                                AS INDICATED TO THE CONTRARY BELOW).       for ALL nominees below:

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                    MARK THROUGH THE NOMINEE'S NAME.)


John G. Anderson   Jeanne M. Anderson   Frederick G. Beisser   Stephen Carreker



2. The Proxy is authorized to vote in their discretion upon such other business as may properly come before the meeting.

- -------------------------------------------------------------------------------





                                 (BACKSIDE OF PROXY)

- -------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. This Proxy, when properly executed, will be voted in accordance with the specifications indicated by the stockholder. IF NO INDICATION IS MADE, IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS LISTED ABOVE, AND IN THE DISCRETION OF THE PROXY UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


                                      Dated___________________, 1996

                                      ______________________________
                                                Signature

                                      ______________________________
                                                Signature
                                      (SIGNATURE(S) SHOULD CORRESPOND EXACTLY
                                      WITH THE NAME IN WHICH YOUR CERTIFICATE
                                      IS ISSUED AS SHOWN AT THE LEFT. EXECUTORS,
                                      CONSERVATORS, TRUSTEES, ETC., SHOULD SO
I [ ] DO plan to attend the meeting.  INDICATE WHEN SIGNING. RETURN IN THE
I [ ] DO NOT plan to attend.          ENCLOSED ENVELOPE.)


- -------------------------------------------------------------------------------